EXHIBIT 10.17

                      PLAN AND AGREEMENT OF REORGANIZATION
                      ------------------------------------
                           UNDER I.R.C.  368(A)(1)(B)
                           --------------------------

                                CONCENTRAX, INC.,
                                      AND
                JEREMY WESSELS, EDWARD WADSWORTH AND JOSH CHOI,
                                  COLLECTIVELY,
                              THE SHAREHOLDERS OF
                               PANGEA DESIGN, INC.

THIS PLAN AND AGREEMENT OF REORGANIZATION, dated this 30th day of August 2002 by and among:

CONCENTRAX, INC., a Nevada business corporation having its principal business office located at 817 Oak Glen, Houston, Texas (hereinafter sometimes referred to as "the COMPANY" "CONCENTRAX" or "CTRX");

JEREMY WESSELS, EDWARD WADSWORTH AND JOSH CHOI, THE ONLY SHAREHOLDERS OF PANGEA DESIGN, INC. (hereinafter sometimes referred to as "the PANGEA SHAREHOLDERS or the "selling PANGEA SHAREHODLERS"). Pangea Design, Inc. is a Texas business corporation having its principal business office located at 2400 August Place, Ste. 425, Houston, Texas 77057.

WITNESSETH  THAT:

     WHEREAS, CONCENTRAX desires to acquire from the Pangea Shareholders 100% of the issued and outstanding capital stock of PANGEA DESIGN in exchange for 800,000 shares of the Common Stock of CONCENTRAX in a transaction qualifying as a tax-free reorganization;

     WHEREAS,  CONCENTRAX,  by  its  Nevada  Articles  of  Incorporation,  which
Articles were issued on January 22, 2001, is authorized to issue 10,000,000 shares of Preferred Stock having a par value of $.001 per share, none of which are issued and outstanding, and 50,000,000 shares of Common Stock having a par value of $.001 per share, 12,645,450 of which are issued and outstanding; and

     WHEREAS, PANGEA DESIGN, by its Articles of Incorporation, which was issued on April 20, 2000, is authorized to issue one hundred thousand (100,000) shares of Common Stock with no par value, of which 100,000 shares are issued and outstanding;

     NOW, THEREFORE, CONCENTRAX, PANGEA DESIGN and the PANGEA SHAREHOLDERS, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of the reorganization of CONCENTRAX and PANGEA DESIGN and the mode of carrying the same into effect as follows:

                                    ARTICLE I
                          THE REORGANIZATION/EXCHANGE

     1. PLAN OF REORGANIZATION. The PANGEA SHAREHOLDERS are the owners of 100,000 of the issued and outstanding capital stock of PANGEA DESIGN, which

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100,000  shares  constitute  100%  of the total issued and outstanding shares of
Common Stock of PANGEA DESIGN (such 100,000 shares being referred to herein as the "Acquired Shares"). It is the intention of the parties that all of the Acquired Shares be acquired by CONCENTRAX in exchange solely for its voting
stock  in  a  reorganization  qualifying  under   368(a)(1)(B)  of  the Internal
Revenue Code of 1986, as amended. As part of the reorganization, Mr. Wessels shall be appointed to the Board of Directors, and Mr. Wessels, Wadsworth and Choi shall become employees of Concentrax, Inc.

2.       APPOINTMENT  OF  ESCROW  AGENT  AND  EXCHANGE  OF  SHARES.

  (a) CONCENTRAX AND the PANGEA SHAREHODLERS hereby appoint and designate John Karl Buche, Esq., with offices at 2400 Augusta, Suite 350, Houston, Texas 77057 as "ESCROW AGENT" hereunder for the purpose set forth herein and ESCROW AGENT accepts such appointment. [or other designated attorney]

  (b) CONCENTRAX and the PANGEA SHAREHOLDERS agree that at Closing, all 100,000 shares of PANGEA DESIGN shall be exchanged for 800,000 shares of CONCENTRAX Common Stock to be immediately issued (meaning that certificates will be cut, but not all will be delivered) at an exchange rate of eight (8) CONCENTRAX, INC. shares for each PANGEA DESIGN share (8:1); 500,000 shares will be delivered immediately, and the remaining 300,000 CONCENTRAX, INC. shares will remain in ESCROW with John Karl Buche, Esq., the appointed Escrow Agent, and shall be released over the next 6 months: 200,000 shares released on August 30, 2003, and 100,000 shares released on December 31, 2003. The following numbers of CONCENTRAX shares will, at Closing, be delivered to the individual PANGEA SHAREHOLDERS in exchange for their PANGEA DESIGN shares, as follows.

                           No.  of  Shares              No.  of  Shares
                           of  PANGEA  DESIGN           of  Concentrax
SHAREHOLDERS               Exchanged                    to  be  Issued
------------               -------------------          ---------------

Jeremy  Weasels                 80,000                       640,000(1)

Edward  Wadsworth               10,000                        80,000(2)

Josh  Choi                      10,000                        80,000(3)

Total                          100,000                       800,000(4)

(1) (Wessels) 400,000 immediately upon closing; 160,000 on August 30, 2003, and 80,000 on December 31, 2003
(2) (Wadsworth) 50,000 immediately upon closing; 25,000 on August 30, 2003, and 5,000 on December 31, 2003
(3) (Choi) 50,000 immediately upon closing; 25,000 on August 30, 2003, and 5,000 on December 31, 2003
(4) A total of 800,000 will be issued; 500,000 will be immediately delivered to the selling PANGEA SHAREHOLDERS, and the remaining 300,00 will be escrowed in accordance with this agreement.

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     3.  DELIVERY  OF  SHARES.  At  the  Closing,  each  SELLING  PANGEA  DESIGN
SHAREHOLDER shall deliver his or her certificates for all of the issued and outstanding shares of PANGEA DESIGN owned by such shareholder duly endorsed with signatures medallion guaranteed so as to make CONCENTRAX the sole owner thereof, free and clear of all claims and encumbrances. Simultaneously at the Closing, CONCENTRAX shall issue and deliver to the selling PANGEA SHAREHOLDERS certificates representing all of the CONCENTRAX shares to be issued in exchange for the PANGEA DESIGN shares, in such names, denominations and amounts as the SELLING PANGEA DESIGN SHAREHOLDERS shall have requested. In the alternative, CONCENTRAX may deliver to the selling PANGEA SHAREHODLERS duly executed instructions to its Transfer Agent for the immediate issuance of such shares. The 300,000 shares to be escrowed shall be presented at the closing and immediately placed with the ESCROW AGENT. Time is of the essence.

     4. INVESTMENT REPRESENTATIONS. Each SELLING PANGEA DESIGN SHAREHOLDER acknowledges, agrees and represents that:

     (a) He or she has been advised that none of the shares of CONCENTRAX being acquired by him or her hereunder have been registered under the Securities Act of 1933 (the "1933 Act").

     (b) All of the shares of CONCENTRAX being acquired by him or her hereunder are being, and will be, acquired and held primarily for investment, and not merely for resale or distribution to the public and not for the purpose of effecting or causing to be effected a public offering of such securities , however, shares may be sold as otherwise permitted in accordance with the 1933 Act and the Rules and Regulations of the Securities and Exchange Commission ("SEC") promulgated thereunder and any applicable Rule 144 restrictions on transfers.

     (c) He or she has been advised and is aware of the fact, that by reason of the foregoing investment representations and restrictions upon transfer: (i) if Rule 144 of the Rules and Regulations promulgated by the SEC is applicable to any future routine sales of any such securities, such sales can be made only in limited amounts in accordance with the terms and conditions of that Rule; (ii) in the case of securities to which that Rule is not applicable, compliance with some applicable registration exemption, if any be available, will be required;
(iii) all of the CONCENTRAX shares to be acquired by the selling PANGEA SHAREHOLDERS will bear a legend restricting transfer thereof; and (iv) the Transfer Agent of the CONCENTRAX'S Common Stock will be given "stop-transfer" instructions so as to prevent any illegal transfer of such shares.

     (d) He or she has relied only and exclusively upon the representations of CONCENTRAX contained herein and his or her own investigation into CONCENTRAX and its financial condition for purposes of deciding to enter into and close the

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transaction contemplated by this Agreement and to accept shares of CONCENTRAX in exchange for his or her shares of PANGEA DESIGN. No representation or statements of CONCENTRAX shall survive the Closing with the exception of the representations and warranties contained in this Agreement.

     5.  CLOSING.

(a) Closing shall take place at 10:00 a.m. on August 30, 2002 at the offices of Pangea Design, Inc. or at such other time and place as the parties may mutually select.

(b) In addition to the share certificates to be delivered to CONCENTRAX pursuant to Paragraph 3 above, PANGEA DESIGN shall deliver or cause to be delivered to CONCENTRAX the following documents at Closing:

(1) Certified copy of the Minutes of the Meeting of the Board of Directors of PANGEA DESIGN ratifying and approving this Agreement and the Closing thereof;

(2) Certificate of good standing reflecting that PANGEA DESIGN is a corporation in good standing in the state of its incorporation;

(3) Audited Financial Statements, if they exist, for the year ended December 31, 2001 and an unaudited interim financial statement as prepared by Management to cover the period of inception (April 20, 2000) through December 31, 2000. Additionally, financial reports prepared by Management for the first two quarters of 2002 should be included.

(4) A certificate from each of the selling PANGEA SHAREHOLDERS updating the representations and warranties included in this agreement, as if made on the Closing date; and

(5) Any and all other documents which may be reasonably requested by CONCENTRAX to effect and close this transaction.

     (c) In addition to the share certificates or Transfer Agent instructions to be delivered to the selling PANGEA SHAREHOLDRS pursuant to Paragraph 3 above, CONCENTRAX shall deliver to PANGEA DESIGN the following documents at Closing:

(1) Certified resolution of the Board of Directors of CONCENTRAX ratifying this Agreement and the Closing thereof and expressly authorizing the issuance of shares as required by this Agreement;

(2) A certificate of good standing of CONCENTRAX reflecting that the COMPANY is in good standing under the laws of the state of its incorporation;

(3)  All  audited  and  unaudited  Financial  Statements  filed  on  EDGAR;

(4) A certificate from the President and Secretary of CONCENTRAX confirming the representations and warranties made by CONCENTRAX as if made on the Closing date; and

(5) Any and all other documents as may be required by the selling PANGEA SHAREHOLDERS to close this Agreement.

     (d) Employment Agreements. Fully executed employment Agreements will be provided by Concentrax, Inc. upon closing for Jeremy Wessels, Edward Wadsworth and Josh Choi, each of whom shall be hired immediately upon closing. Attached as Exhibit "A" are the unexecuted Employment Agreements.

     6. OFFICERS AND DIRECTORS. It is the intent of the parties that immediately after the Closing, CONCENTRAX shall have a Board of Directors consisting of Messrs. Gifford, Looney, Gonzalez, Jaramillo, Smith and Wessels. In other words, the existing Board of Directors of CONCENTRAX shall continue, and shall immediately appoint Mr. Wessels to the Board.

                                   ARTICLE II
                              CONDITIONS PRECEDENT

     1. Between the date hereof and the Closing CONCENTRAX and its representatives shall have such reasonable access during normal business hours to the properties, offices, records and books of account of PANGEA DESIGN as will not unreasonably interfere with the business and operations of PANGEA DESIGN for the purposes of investigating the financial position, assets, liabilities and all other matters relating to the business of PANGEA DESIGN and the correctness of PANGEA DESIGN's representations and warranties and the fulfillment of the covenants and conditions of PANGEA DESIGN as required in this Agreement.

2. Between the date hereof and the Closing the selling PANGEA SHAREHOLDERS and their representatives shall have such reasonable access during normal business hours to the properties, offices, records and books of account of CONCENTRAX as will not unreasonably interfere with the business and operations of CONCENTRAX, for the purposes of investigating the financial position, assets, liabilities and all other matters relating to the business of CONCENTRAX and the correctness of CONCENTRAX's representations and warranties and the fulfillment of the covenants and conditions of CONCENTRAX as required in this Agreement.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                       OF
                                   CONCENTRAX

     CONCENTRAX, intending the selling PANGEA SHAREHOLDERS to rely thereon, represents, warrants and agrees as follows:

     1. CONCENTRAX is, as of the date of this Agreement, a validly existing corporation in good standing, duly organized pursuant to the laws of the State of Nevada, with all legal and corporate authority and power to conduct its business as now being conducted and to own its properties and to the best of its knowledge it possesses all necessary permits and licenses required in connection with the conduct of its business.

     2. The conduct of CONCENTRAX's present business is, to the best of its knowledge, in material compliance with all applicable, federal, state and local governmental statutes, rules, regulations, ordinances and decrees.

     3. Pursuant to its Articles of Incorporation, as amended, CONCENTRAX is authorized to issue 10,000,000 shares of Preferred Stock having a par value of $.001 per share, none of which are issued and outstanding, 50,000,000 shares of Common Stock having a par value of $.01 per share, of which 12,645,450 shares are presently issued and outstanding. There are no other authorized or outstanding securities of any class or of any kind or character of the corporation and, except as reflected in this Agreement, notwithstanding the draft Term Sheet attached hereto as Exhibit "B" for the sale of 625,000 shares of CTRX Common Stock for total proceeds of $500,000. Other than that offering, there are no outstanding subscriptions, options, warrants or other agreements or commitments obligating CONCENTRAX, to issue or to sell any additional shares of its stock or any options or rights with respect thereto, or any securities convertible into any shares of stock of any class.

     4. Upon issuance of the Common Stock of CONCENTRAX to the selling PANGEA SHAREHOLDERS, the selling PANGEA SHAREHOLDERS will become the owners of a total of 800,000 shares of CONCENTRAX's authorized, issued and outstanding Common Stock.

     5. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of CONCENTRAX ; any indenture, other agreement or instrument to which the corporation is a party or by which it or its assets are bound; or any applicable regulation, judgment, order or decree of any governmental instrumentality or court, domestic or foreign, having jurisdiction over the corporation, its securities or its properties.

     6. CONCENTRAX is not a party to any written or oral agreement which grants an option or right of first refusal or other arrangement to acquire any of its stock or to any agreement that affects the voting rights of any of its stock, nor has such company made any commitment of any kind relating to the issuance of shares of any of its stock, whether by subscription, right of conversion, option or otherwise.

     7. CONCENTRAX has filed with the appropriate governmental agencies all tax returns and tax reports required to be filed, in correct form; all federal, state and local income, franchise, sales, use, occupation or other taxes due have been fully paid or adequately reserved for; to the extent that tax liabilities have accrued, but have not become payable, they are adequately reflected as liabilities on the books of the company; and CONCENTRAX is not a party to any action or proceeding by any governmental authority for assessment or collection of taxes, nor has any claim for assessments been asserted against CONCENTRAX.

     8. There are presently no contingent liabilities, factual circumstances, threatened or pending litigation, contractually assumed obligations or unasserted possible claims which are known to CONCENTRAX, which might result in a material adverse change in the future financial condition or operations of CONCENTRAX other than as previously disclosed to PANGEA DESIGN or reflected in CONCENTRAX's audited financial statements provided to PANGEA DESIGN.

     9. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require the consent, authority or approval of any other person or entity except such as have been obtained.

     10. No transactions have been entered into either by or on behalf of CONCENTRAX, other than in the ordinary course of business, nor have any acts been performed (including within the definition of the term "performed" the failure to perform any required acts) which would adversely affect the goodwill of CONCENTRAX.

     11. The entering into of this Agreement and the performance thereof has been duly and validly authorized by all required corporate action and does not require any consents other than such as have been unconditionally obtained.

     12. At Closing, CONCENTRAX shall not have any debt or liability nor any contract or commitment which will require the payment of any sum which will survive Closing.

     13.  The  Audited  Financial  Statements for CONCENTRAX (attached hereto as
Exhibit "C") were prepared in conformity with generally accepted accounting principles consistently applied during the periods, and present fairly the financial position, results of operations, and changes in financial position, of CONCENTRAX.

     14. Except as set forth in the Audited Financial Statements of CONCENTRAX,CONCENTRAX is the owner, free and clear of any liens, pledges, or encumbrances, of all of the property and assets set forth in its Balance Sheets;

     15. CONCENTRAX has no material liabilities or obligations except those disclosed in the Audited Financial Statements of CONCENTRAX and does not have any knowledge of facts which would require the setting up of additional reserves with respect thereto;

     16 CONCENTRAX is not in default under or in breach of the provisions of any debt, security, mortgage, indebtedness, material contract, or agreement to which it is a party or by which it is bound, which default or breach would materially adversely affect its business or properties or condition, financial or otherwise, or would result in the creation of a lien or charge upon any of the properties or assets of CONCENTRAX;

     17. No waiver, indulgence or postponement of any of the obligations of CONCENTRAX has been granted by any obligee;

     18. There exists no event, current condition, or act which, with the giving of notice of the lapse of time or the happening of any other event or condition, would become a default under or breach of any such debt, security, mortgage, indebtedness, or material contract, or would result in the creation of a lien or charge upon the properties or assets of CONCENTRAX as reflected in its Balance Sheets. None of the terms of any debt, security, mortgage indebtedness or other material contract or any other contract agreement would prevent the consummation of the Closing of this Agreement;

     19. There has been no adverse material change in the business or financial position and no event, condition or state of facts which materially and adversely affects, or threatens to materially and adversely affect, the business or results of operations or financial condition of CONCENTRAX;

     20. There are no loans, accrued obligations, liabilities, claims, or contractual obligations owed by CONCENTRAX. to any of its Officers, Directors, or Stockholders;

     21. There is no suit, action, or legal, administrative, arbitration or other proceeding or governmental investigation, or any change in the zoning, building, or licensing ordinances affecting the real property or any significant leasehold interests of CONCENTRAX, pending or threatened, which might affect the business, financial condition, or earnings of CONCENTRAX;

     22. Except as set forth on "C" attached hereto, CONCENTRAX does not have any debts and liabilities over $5,000 nor any contracts or commitments which will require the payment of over $5,000 which will survive the reorganization.

     23. The shares of CONCENTRAX being acquired by the selling PANGEA SHAREHOLDERS hereby are duly and validly authorized, issued and outstanding and are fully paid and nonassessable. There are no adverse claims against such shares or liens and encumbrances thereon. There are no agreements between CONCENTRAX and any other individual or entity which would prevent or affect the consummation of the transaction provided for in this Agreement;

     24. The corporate record book of CONCENTRAX. is complete and contains all amendments to the Articles, Bylaws and all Minutes of meetings of its Directors and Shareholders; and

     25. This Agreement and all Exhibits to this Agreement and all documents delivered to PANGEA DESIGN and the selling PANGEA SHAREHOLDERS at the Closing in connection with this transaction are true and correct. The representations and warranties made by CONCENTRAX in this Agreement contain no untrue statements of material facts and do not omit to state a material fact necessary to make the statements contained herein not misleading. Notwithstanding any investigation that may be made by PANGEA DESIGN and/or the selling PANGEA SHAREHOLDERS, all representations and warranties of CONCENTRAX made in this Agreement shall be deemed to have been made both at the time of the execution of this Agreement and at the Closing and shall survive the Closing of this Agreement.

     The foregoing representations, warranties and agreements shall be true and correct as of the effective date of the reorganization. Such representations, warranties and agreements shall survive the reorganization until June 30, 2003. None of such representations, warranties and agreements contain on the date hereof, or shall contain as of the effective date of the reorganization, any false or misleading statement of a material fact or omit to state any material fact necessary in order to make the representations, warranties and agreements that are made not misleading.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                       OF
                               PANGEA DESIGN, INC.

     PANGEA DESIGN, intending CONCENTRAX to rely thereon, represents and warrants as follows:

     1. PANGEA DESIGN is, as of the date of this Agreement, a validly existing corporation in good standing, duly organized pursuant to the laws of the State of Texas with all legal and corporate authority and power to conduct its business as now being conducted and to own its properties and it possesses all necessary permits and licenses required in connection with the conduct of its business.

     2. The conduct of PANGEA DESIGN's business is, to the best of its knowledge, in material compliance with all applicable, federal, state and local governmental statutes, rules, regulations, ordinances and decrees.

     3. Pursuant to its Articles of Incorporation PANGEA DESIGN is authorized to issue 100,000 shares of Common Stock of no par value, of which 100,000 shares are issued and outstanding. There are no other authorized or outstanding equity or debt securities of PANGEA DESIGN of any kind or character, and there are no outstanding subscriptions, options, warrants or other agreements or commitments obligating the corporation, to issue or to sell any additional shares of PANGEA DESIGN's stock or any options or rights with respect thereto, or any securities convertible into any shares of stock of any class.

     4. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of PANGEA DESIGN; any indenture, other agreement or instrument to which such corporation is a party or by which it or its assets are bound; or any applicable regulation, judgment, order or decree of any governmental instrumentality or court, domestic or foreign, having jurisdiction over the corporation, its securities or its properties.

     5. PANGEA DESIGN is not a party to any written or oral agreement which grants an option or right of first refusal or other arrangement to acquire any of the stock or to any agreement that affects the voting rights of any of the stock, nor is there any commitment of any kind relating to the issuance of shares of any of its stock, whether by subscription, right of conversion, option or otherwise.

     6. PANGEA DESIGN is not a party to any agreement or understanding for the sale or exchange of inventory or services for consideration other than cash or at a discount in excess of normal discounts for quantity or for cash payment.

     7. PANGEA DESIGN has filed with the appropriate governmental agencies all tax returns and tax reports required to be filed in correct form; all federal, state and local income, franchise, sales, use, occupation or other taxes due have been fully paid or adequately reserved for; to the extent that tax liabilities have accrued, but have not become payable, they are adequately reflected as liabilities on the books of such company; and PANGEA DESIGN is not a party to any action or proceeding by any governmental authority for assessment or collection of taxes, nor has any claim for assessment been asserted against PANGEA DESIGN.

     8. There are presently no contingent liabilities, factual circumstances, threatened or pending litigation, contractually assumed obligations or unasserted possible claims which are known to PANGEA DESIGN, which might result in a material adverse change in the future financial condition or operations of PANGEA DESIGN other than as previously disclosed to CONCENTRAX or reflected in PANGEA DESIGN's financial statements provided to CONCENTRAX.

     9. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require the consent, authority or approval of any other person or entity except such as have been obtained.

     10. No transactions have been entered into either by or on behalf of PANGEA DESIGN, other than in the ordinary course of business nor have any acts been performed (including within the definition of the term "performed" the failure to perform any required acts) which would adversely affect the goodwill of PANGEA DESIGN.

     11. The entering into of this Agreement and the performance thereof have been duly and validly authorized by all required corporate action and do not require any consents other than such as have been unconditionally obtained.

     12. The Audited Financial Statements for PANGEA DESIGN for the year ended December 31, 1999, and the unaudited financial statements prepared by Management covering the period from inception (July 17, 1998) through December 31, 1998, furnished to CONCENTRAX (attached hereto as Exhibit "D") were prepared in conformity with generally accepted accounting principles consistently applied during the periods, and present fairly the financial position, results of operations, and changes in financial position, of PANGEA DESIGN.

     13. Except as set forth in the Audited Financial Statements of PANGEA DESIGN, PANGEA DESIGN is the owner, free and clear of any liens, pledges, or encumbrances, of all of the property and assets set forth in the Balance Sheet;

     14. PANGEA DESIGN has no material liabilities or obligations except those disclosed in the Audited Financial Statements of PANGEA DESIGN. PANGEA DESIGN does not have any knowledge of facts which would require the setting up of additional reserves with respect thereto;

     15. Except as disclosed in the Term Sheet attached hereto as Exhibit "B", PANGEA DESIGN is not in default under or in breach of the provisions of any debt, security, mortgage, indebtedness, material contract, or agreement to which it is a party or by which it is bound, which default or breach would materially adversely affect its business or properties or condition, financial or otherwise, or would result in the creation of a lien or charge upon any of the properties or assets of PANGEA DESIGN;

     16. No waiver, indulgence or postponement of any of the obligations of PANGEA DESIGN has been granted by any obligee, except as disclosed in the Term Sheet attached hereto as Exhibit "B".

     17. There exists no event, current condition, or act which, with the giving of notice of the lapse of time or the happening of any other event or condition, would become a default under or breach of any such debt, security, mortgage, indebtedness, or material contract, or would result in the creation of a lien or charge upon the properties or assets of PANGEA DESIGN as reflected in the Balance Sheet. None of the terms of any debt, security, mortgage indebtedness or other material contract or any other contract or agreement would prevent the consummation of the Closing of this Agreement.

     18. There has been no adverse material change in the business or consolidated financial position, and no event, condition or state of facts which materially and adversely affects, or threatens to materially and adversely affect, the business or results of operations or financial condition of PANGEA DESIGN.

     19. There are no loans, accrued obligations, liabilities, claims, or contractual obligations owed by PANGEA DESIGN to any of its Officers, Directors, or Stockholders except those set forth on the Financial Statements of PANGEA
DESIGN  attached  hereto  as  Exhibit  "D."

     20. There is no suit, action, or legal, administrative, arbitration or other proceeding or governmental investigation, or any change in the zoning, building, or licensing ordinances affecting the real property or any significant leasehold interests of PANGEA DESIGN and its subsidiary, pending or threatened, which might affect the business, financial condition, or earnings of PANGEA DESIGN.

     21. Except as set forth in the Financial Statements of PANGEA DESIGN attached hereto as Exhibit "D," PANGEA DESIGN does not have any debts and liabilities over $5,000 nor any contracts or commitments which will require the payment of over $5,000 which will survive the reorganization.

     22. The shares of PANGEA DESIGN being acquired by CONCENTRAX from the selling PANGEA SHAREHOLDERS hereby are duly and validly authorized, issued and outstanding and are fully paid and nonassessable. To the best of PANGEA DESIGN's knowledge, the SELLING PANGEA DESIGN SHAREHOLDERS are the legal and beneficial owners of the shares claimed to be owned by them and, to the best of PANGEA DESIGN's knowledge, there are no adverse claims against such shares or liens and encumbrances thereon. To the best of PANGEA DESIGN's knowledge, there are no agreements between any of the SELLING PANGEA DESIGN SHAREHOLDERS and any other individual or entity which would prevent or affect the consummation of the transaction provided for in this Agreement.

     23. The corporate record book of PANGEA DESIGN is complete and contains all amendments to the Articles, Bylaws and all Minutes of meetings of Directors and Shareholders.

     24. This Agreement and all Exhibits to this Agreement and all documents delivered to CONCENTRAX by PANGEA DESIGN at the Closing in connection with this transaction are true and correct. The representations and warranties made by PANGEA DESIGN in this Agreement contain no untrue statements of material facts and do not omit to state a material fact necessary to make the statements contained herein not misleading. Notwithstanding any investigation that may be made by CONCENTRAX, all representations and warranties of PANGEA DESIGN and the SELLING PANGEA DESIGN SHAREHOLDERS made in this Agreement shall be deemed to have been made both at the time of the execution of this Agreement and at the Closing and shall survive the Closing of this Agreement.

     The foregoing representations, warranties and agreements and those contained in Article I, Paragraph 4 above shall be true and correct as of the effective date of the reorganization. Such representations, warranties and agreements shall survive the reorganization until June 30, 2003. None of such representations, warranties and agreements contain on the date hereof, or shall contain as of the effective date of the reorganization, any false or misleading statement of a material fact or omit to state any material fact necessary in order to make the representations, warranties and agreements contained herein not misleading.

                                    ARTICLE V
                      CONDUCT OF CONCENTRAX BEFORE CLOSING

     From the execution of this Agreement to Closing, CONCENTRAX shall not take any action, or enter into any agreement, that would constitute or cause any inducement, representation or warranty of CONCENTRAX contained in this Agreement to become untrue, nor take any action or enter into any agreement that would constitute or cause a breach of this Agreement. Specifically, but not in limitation of the foregoing, CONCENTRAX shall not:

(a) enter into any employment or consulting agreement or otherwise create any employment relationship or salary/wage/ compensation/remuneration liability;

(b)  amend  its  Articles  of  Incorporation  and/or  By-Laws;

(c) issue or agree to issue any stock or other securities, including any right, warrant or option to purchase or otherwise acquire any of its stock or securities;

(d)  issue  any  bonds,  debentures,  notes  or other evidences of indebtedness;

(e)  declare  or  pay  any  dividend (whether in cash, property, or securities);

(f)  purchase  or  redeem  any  of  its  stock;

(g) enter into any Agreement, whether written or oral, which shall survive the Closing except agreements which are executed in the ordinary course of business; or

(h) sell, lease, or encumber, or enter into any agreement to do any of the foregoing with respect to any real or personal property owned by it except in the ordinary course of business.

CONCENTRAX will use its best efforts to preserve intact the business organization of CONCENTRAX, to keep available to it the services of its present officers and employees, to preserve its present relationships with persons having significant business relations with it, to maintain all of its properties in customary repair and condition and to maintain insurance policies in respect of its business and properties consistent with current practice.

                                   ARTICLE VI
                    CONDUCT OF PANGEA DESIGN BEFORE CLOSING

     From the execution of this Agreement to Closing, PANGEA DESIGN shall not take any action, or enter into any agreement, that would constitute or cause any inducement, representation or warranty of PANGEA DESIGN contained in this Agreement to become untrue, nor take any action or enter into any agreement that would constitute or cause a breach of this Agreement. Specifically, but not in limitation of the foregoing, PANGEA DESIGN shall not:

(a) enter into any employment/consulting or consulting agreement or otherwise create any employment relationship or salary/wage/ compensation/remuneration liability;

(b)  amend  its  Articles  of  Incorporation  and/or  By-Laws;

(c) issue or agree to issue any stock or other securities, including any right, warrant or option to purchase or otherwise acquire any of its stock or securities;

(d)  issue  any  bonds,  debentures,  notes  or other evidences of indebtedness;

(e)  declare  or pay any dividend (whether in cash, property, or securities);

(f)  purchase  or  redeem  any  of  its  stock;

(g) enter into any Agreement, whether written or oral, which shall survive the Closing except agreements which are executed in the ordinary course of business; or

(h) sell, lease, or encumber, or enter into any agreement to do any of the foregoing, any real or personal property owned by it except in the ordinary course of business.

PANGEA DESIGN will use its best efforts to preserve intact the business organization of PANGEA DESIGN, to keep available to it the services of its present officers and employees, to preserve its present relationships with persons having significant business relations with it, to maintain all of its properties in customary repair and condition and to maintain insurance policies in respect of its business and properties consistent with current practice.

                                  ARTICLE VII
                       CONDUCT OF PARTIES PENDING CLOSING

     1. CONCENTRAX and PANGEA DESIGN each agree to give to the other and the authorized representatives of the other full access to all the premises and books and records of it and to furnish the other with such financial and operating data and other information with respect to the business and properties of it as the other shall from time to time request; provided, however, that any such investigation shall not affect any of the representations and warranties hereunder; and provided further, that any such investigation shall be conducted in such manner as not to interfere unreasonably with the operation of the business of the other. In the event of termination of this agreement, PANGEA DESIGN and CONCENTRAX will each return to the other all documents, work papers and other material obtained from the other in connection with the transactions contemplated hereby and will use all reasonable efforts to keep confidential any information obtained pursuant to this agreement unless such information is readily ascertainable from public or published information or trade sources.

     2. Each of PANGEA DESIGN and CONCENTRAX shall use its best efforts to obtain the consent or approval of each person whose consent or approval shall be required in order to permit the SELLING PANGEA DESIGN SHAREHOLDERS or CONCENTRAX, as the case may be, to consummate the reorganization.

                                  ARTICLE VIII
                    CONDITIONS TO OBLIGATIONS OF CONCENTRAX

     The obligations of CONCENTRAX to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing date, of the following conditions, any one or more of which may be waived by CONCENTRAX in its sole discretion:

     1. All representations and warranties made by PANGEA DESIGN and the selling PANGEA SHAREHOLDERS in this Agreement shall be true and correct in all material respects on and as of the Closing date as if again made by PANGEA DESIGN and the selling PANGEA SHAREHOLDERS on and as of such date, and, if the Closing date is other than the date hereof, CONCENTRAX shall have received a certificate dated the Closing date and signed by PANGEA DESIGN and the PANGEA SHAREHOLDERS to that effect.

     2. PANGEA DESIGN and the selling PANGEA SHAREHOLDERS shall have performed in all material respects all obligations required under this Agreement to be performed by them on or before the Closing date, and CONCENTRAX shall have received a certificate dated the Closing date and signed by PANGEA DESIGN and the selling PANGEA SHAREHODLERS to that effect.

     3. All consents, waivers, authorizations and approvals required in order for the selling PANGEA SHAREHOLDERS to deliver their shares hereunder shall have been duly obtained and shall be in full force and effect on the Closing date.

     4. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of PANGEA DESIGN shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted by any government or governmental or regulatory authority, domestic or foreign, or by any other person or entity, which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

     5. During the period from the date hereof to the Closing date, there shall not have been any event, development, occurrence or change that has had or could reasonably be expected to have a material adverse effect on the financial position of PANGEA DESIGN.

     6. CONCENTRAX shall have received such other duly executed certificates, instruments and documents in furtherance of the transactions contemplated by this Agreement as CONCENTRAX or its counsel may reasonably request.

     7. All certificates, instruments and other documents required to be executed or delivered by or on behalf of PANGEA DESIGN and the selling PANGEA SHAREHOLDERS under the provisions of this Agreement, and all other actions and proceedings required to be taken by or on behalf of PANGEA DESIGN and the selling PANGEA SHAREHOLDERS in furtherance of the transactions contemplated hereby, shall be reasonably satisfactory in form and substance to counsel for CONCENTRAX.

     8. Each of the officers and directors of PANGEA shall have tendered his or her resignations as officers and directors of PANGEA on or before the date set for closing.


                                   ARTICLE IX
                            CONDITIONS TO OBLIGATIONS
                        OF PANGEA DESIGN AND THE SELLING
                               PANGEA SHAREHOLDERS

     The obligations of PANGEA DESIGN and the selling PANGEA SHAREHOLDERS to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing date, of the following conditions, any one or more of which may be waived by PANGEA DESIGN and the selling PANGEA SHAREHOLDERS.

     1. All representations and warranties made by CONCENTRAX in this Agreement shall be true and correct in all material respects on and as of the Closing date as if again made by CONCENTRAX on and as of such date, and if the Closing date is other than the date hereof, PANGEA DESIGN shall have received a certificate dated the Closing date and signed by the President of CONCENTRAX to that effect.

     2. CONCENTRAX shall have performed in all material respects all obligations required under this Agreement to be performed by it on or before the Closing date, and PANGEA DESIGN shall have received a certificate dated the Closing date and signed by the President of CONCENTRAX to that effect.

     4. All consents, waivers, authorizations and approvals required in order for CONCENTRAX to deliver its shares as required hereunder shall have been duly obtained and shall be in full force and effect on the Closing date.

     5. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted by any government or governmental or regulatory authority, domestic or foreign, or by any other person or entity, which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

     6. During the period from the date hereof to the Closing date, there shall not have been any event, development, occurrence or change that has had or could reasonably be expected to have a material adverse effect on the financial position of CONCENTRAX.

     7. PANGEA DESIGN shall have received such other duly executed certificates, instruments and documents in furtherance of the transactions contemplated by this agreement as PANGEA DESIGN or its counsel may reasonably request.

     8. All certificates, instruments, opinions and other documents required to be executed or delivered by or on behalf of CONCENTRAX under the provisions of this Agreement, and all other actions and proceedings required to be taken by or on behalf of CONCENTRAX in furtherance of the transactions contemplated hereby, shall be reasonably satisfactory in form and substance to counsel for PANGEA DESIGN.

                                    ARTICLE X
                           TERMINATION AND ABANDONMENT

     1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing:

(a)  by the mutual written consent of CONCENTRAX and PANGEA DESIGN;
(b) by CONCENTRAX if all the conditions set forth in Article IX of this Agreement shall not have been satisfied or waived on or before the Closing date;
(c)  by  the  selling  PANGEA  SHAREHOLDERS,  if all the conditions set forth in
     Article X of this Agreement shall not have been satisfied or waived on or before the Closing date;
(d) by the selling PANGEA SHAREHOLDERS or CONCENTRAX if the other party or parties hereto fail to comply in any material respect with any of its or their covenants or agreements contained herein, or breaches its or their representations and warranties in any material way;by the selling PANGEA
     SHAREHOLDERS or by CONCENTRAX if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or taken any other action (which order, decree or ruling the parties hereto shall use their best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement; or

(e) by the selling PANGEA SHAREHOLDERS or CONCENTRAX at any time after August 29, 2002 if the Closing has not occurred on or prior to such date.

     2. In the event of termination and abandonment of this Agreement pursuant to Section 1 of this Article XI, written notice thereof shall forthwith be given to the other party or parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by PANGEA DESIGN, the selling PANGEA SHAREHOLDERS or CONCENTRAX. If this Agreement is terminated as provided herein, no party to this Agreement shall have any liability or further obligation to any other party to this Agreement; provided, however, that no termination of this Agreement pursuant to this
Article XI shall relieve any party of liability for breach of any provision of this Agreement occurring before such termination.

                                   ARTICLE XI

                                  MISCELLANEOUS
1. NOTICES. All notices to a party shall be deemed given when mailed by registered or certified mail to the address set forth below or such other address as may be substituted therefore by notice:

  To the selling PANGEA SHAREHOLDERS:

              Jeremy Wessels
              c/o Pangea Design, Inc.
              2400 August Place, Suite 425
              Houston, Texas  77057

              Edward Wadsworth
              c/o Pangea Design, Inc.
              2400 August Place, Suite 425
              Houston, Texas  77057

              Josh Choi
              C/o Pangea Design, Inc.
              2400 August Place, Suite 425
              Houston, Texas  77057


  With a copy to:

              John Karl Buche
              2400 Augusta, Suite 350
              Houston, Texas 77057
              Attorney for Pangea


         TO:  CONCENTRAX, INC.
              Mark Gifford, President
              817 Oak Glen
              Houston, Texas 77076


With a copy to:
             Andrea Cataneo, Esq.
             81 Meadowbrook Road
             Randolph, NJ 07869

2. INTEGRATION. This Agreement is the entire Agreement among the parties and supersedes any other prior agreement(s) among the parties with respect thereto except as herein specified. There are no representations, warranties or other agreements except as expressed in this Agreement. No alteration, modification, or waiver of term or condition hereof shall be binding unless in writing and signed by all parties.

3. AMENDMENTS. This Agreement may be amended only with the written approval of both parties to the Agreement; provided, however, that no such amendment may be made that would cause a breach of any warranty or representation herein.

4.  NO ASSIGNMENT.   This agreement may not be assigned by any party or by
operation of law or otherwise.

5. CONSTRUCTION. Whenever required by the context hereof, the masculine gender shall be deemed to include the feminine and neuter; and the singular member shall be deemed to include the plural. This Agreement shall be deemed to have been mutually prepared by all parties and shall not be construed against any particular party as the draftsman.

6. INTERPRETATION. It is the intent of the parties that this Agreement shall be construed and interpreted, and that all questions arising hereunder shall be determined in accordance with the provisions of the laws of the State of Texas.

7. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and assigns.

8. VENUE. Any controversy, claim or dispute arising out of or resulting from this Agreement, or the breach thereof, that cannot be resolved by negotiation, shall be resolved in accordance with the laws of the State of Texas. Venue for any dispute involving this controversy shall be proper in the Courts of Harris County, Texas or the United States District Court for the Southern District of Texas, Houston Division. The prevailing party in any dispute arising under this Agreement shall be entitled to costs and attorney fees.

9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which shall be deemed to be an original.

10. BROKERS' OR FINDERS' FEES. No agent, broker, person, or firm acting on behalf of either party or any of their subsidiaries or under the authority of any of them is or will be entitled to any commission or broker's or finder's fee or financial advisory fee in connection with any of the transactions contemplated herein.

11. EXHIBITS. All Exhibits described herein which are not attached to the Agreement at execution shall be attached within three calendar days thereafter, but not later than the Closing date. Each agreement shall be mutually agreed to by all parties and shall bear the signature of the party submitting same.



     IN WITNESS WHEREOF, and intending to be legally bound, the parties have hereunto set their hands and seals the day and year first above written.

                      CONCENTRAX, INC.

                          /s/ Mark Gifford
ATTEST:               By:_______________________
                         Mark Gifford, President
/s/ R. Michael Looney
_______________________
Secretary

                             PANGEA DESIGN, INC.
                                  /s/ Jeremy Wessels    August 30, 2002
                             By: _________________________
                                 Jeremy Wessels, President
ATTEST:

/s/ Trudy Robin Hilton
_______________________
Secretary


                              SELLING PANGEA SHAREHODLERS:

                               /s/ Jeremy Wessels       August 30, 2002
                              ____________________________
                              Jeremy Wessels

                               /s/ Edward Wadsworth     August 30, 2002
                              ____________________________
                              Edward Wadsworth

                              /s/ Josh Choi             August 30, 2002
                              ____________________________
                              Josh Choi

/s/ Trudy Robin Hilton
_______________________Attest